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                                                                    EXHIBIT 99.1

                               November 21, 1994



American Industrial Properties REIT
6220 North Beltline
Suite 205
Irving, Texas 75063

To the Trust Managers of American Industrial Properties REIT:

     Effective immediately, I resign as a Trust Manager of American Industrial Properties REIT.

                                          Sincerely,

                                          /s/ George Jenkins

                                          George Jenkins